Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated April 30, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                   April 1997


The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,112.92 at the end of April, down 4.3% from the close of March. April's performance can best be attributed to the increased volatility in most financial futures and commodity markets.

In the financial futures markets, advisors' short positions in global interest rate trading resulted in losses due to the sharp shift in interest rates that occurred during the month. Profits were generated in the currency markets as the U.S. dollar rose again to new highs against the Japanese yen and the German mark.

In the energy markets, long positions in crude oil resulted in losses. In the base and precious metals markets, profits from short positions in gold failed to offset losses in aluminum and silver.

In the softs markets, the continued surge in coffee prices and the increasing concern about adequate supply produced profits for the advisors long positions.

Overall, the Fund's advisors remain lightly positioned across most major market sectors awaiting the emergence of more definitive trends.


Smith Barney Futures Management Inc.


Important Note From the General Partner:

Effective May 1, 1997, Willowbridge Associates Inc. and ARA Portfolio Management Company, L.L.C. were added as advisors to the Fund and were each allocated 7% of the Fund's assets.


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




                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                             For the Period April 1,
                             Through April 30, 1997


                                                                   Percent
                                                                 of Average
                                                                 Net Assets
                                                               -------------

Realized losses from trading           $         (843,071)            (0.95)%
Change in unrealized gains/losses
   from trading                                (2,598,633)            (2.94)
                                         -----------------     -------------

                                               (3,441,704)            (3.89)

Add, Brokerage commissions
   and clearing fees ($14,316)                    482,831              0.55
                                         -----------------     -------------


Net realized and unrealized losses             (3,924,535)            (4.44)
Interest Income                                   299,799              0.34
                                         -----------------     -------------

                                               (3,624,736)            (4.10)
                                         -----------------     -------------

Less, Expenses:
   Management fees                                194,970              0.21
   Other expenses                                  39,822              0.05
                                         -----------------     -------------

                                                  234,792              0.26
                                         -----------------     -------------

Net Loss                                       (3,859,528)            (4.36)%
                                                               =============

Additions (7,583.6559 L.P. units at
March 31, 1997 net asset value
per unit of $1,162.50)                          8,816,000

Additions (71.3978 G.P. units at
March 31, 1997 net asset value
per unit of $1,162.50)                             83,000

Redemptions (244.3398 units at
April 30, 1997 net asset value
per unit of $1,112.92)                          (271,931)
                                         -----------------

Increase in net assets                          4,767,541

Net Assets, March 31, 1997                     81,596,197

                                         =================
Net Assets, April 30, 1997               $     86,363,738
                                         =================


Net asset value per unit                        $1,112.92
($86,363,738/77,601.2477 units)          =================

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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